Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	September 1/09
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,563,980	0		544,602	2,108,582		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	1,250,980			91	1,251,071		19,216,793
TRANSFERS (FROM DIP ACCTS)	6,275,309				6,275,309		25,233,694

TOTAL RECEIPTS	7,526,289			91	7,526,380		44,541,239

NET PAYROLL	227,012				227,012		1,206,716
PAYROLL TAXES	121,356				121,356		861,355
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	1,172,445				1,172,445		7,269,494
ADMINISTRATIVE	1,170,037				1,170,037		4,200,411
SELLING
OTHER (ATTACH LIST)	1,368,500				1,368,500		22,153,674

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	300,000				300,000		1,525,528

PROFESSIONAL FEES	2,420,481				2,420,481		5,257,340
U.S. TRUSTEE QUARTERLY FEES	13,000				13,000		14,950
COURT COSTS
TOTAL DISBURSEMENTS	6,792,831				6,792,831		42,500,337

NET CASH FLOW	733,458			91	733,549		2,040,902
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	2,297,438			544,693	2,842,131		2,842,131

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$6,792,831
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$300,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$6,492,831

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

	Date	Amount	Date	Amount	Date	Amount	Date	Amount
DEPOSITS IN TRANSIT

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		8,321
Funding from various business units		1,150,000
Interest on various bank accounts		2						91
ATM Revenue net of fees		16,551
Various cash receipts		2,741
GST Refund		9,613
Forest City Option		63,752

OTHER (DISBURSEMENTS)
401K payments/advances		220,732
Employee Travel Expenses		45,803
Directors Retainer		69,375
Capital Contributions to HRTV LLC		556,695
DIP Loan Interest & Commitment Fee		475,895

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	July 1 – July 31, 2009	$193,722	Magna Entertainment Corp.	Wire Payment	7/8/2009	$169,950	$23,772	$816,475	$47,285
Kramer Levin Naftalis & Frankel LLP	May 1 – May 31, 2009	$342,440	Magna Entertainment Corp.	Wire Payment	7/17/2009	$264,170	$12,227	$776,356	$27,147
Richards Layton & Finger, P.A.	May 1 – May 31, 2009	$31,642	Magna Entertainment Corp.	Wire Payment	7/23/2009	$23,933	$1,726	$106,523	$12,964
Weil, Gotshal & Manges LLP	May 1 – May 31, 2009	$322,133	Magna Entertainment Corp.	Wire Payment	7/29/2009	$251,603	$7,630	$1,469,631	$73,441
Miller Buckfire & Co., LLC	May 1 – May 31, 2009	$177,973	Magna Entertainment Corp.	Wire Payment	7/23/2009	$120,000	$27,973	$344,516	$65,504
Osler, Hoskin & Harcourt LLP	March 5 – April 30, 2009	$446,754	Magna Entertainment Corp.	Wire Payment	7/8/2009	$351,050	$7,941
Osler, Hoskin & Harcourt LLP	May 1 – May 31, 2009	$82,825	Magna Entertainment Corp.	Wire Payment	7/17/2009	$64,557	$2,129	$415,607	$10,070
Alix Partners, LLC	March 6 – March 31, 2009	$197,791	Magna Entertainment Corp.	Wire Payment	6/30/2009	$142,396	$19,796
Alix Partners, LLC	April 1 – April 30, 2009	$77,518	Magna Entertainment Corp.	Wire Payment	7/17/2009	$46,516	$19,372	$188,912	$39,168

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID – CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Blackstone Advisory Services L.P.	March 18 – April 30, 2009	$280,608	Magna Entertainment Corp.	Wire Payment	7/29/2009	$203,226	$26,576	$203,226	$26,576
Kurtzman Carson Consultants LLC	March 4 – April 30, 2009	$366,388	Magna Entertainment Corp.	Wire Payment	7/9/2009	$366,388	—
Kurtzman Carson Consultants LLC	May 1 – May 31, 2009	$267,551	Magna Entertainment Corp.	Wire Payment	7/17/2009	$267,551	—	$633,939	—

FORM MOR-1b

(04/07)

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	1,847	59,532
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	28,509	209,012
Insider Compensation*	137,729	426,322
Insurance	167,219	725,720
Management Fees/Bonuses	(789,029)	(5,410,984)
Office Expense	9,489	22,736
Pension & Profit-Sharing Plans
Repairs and Maintenance	26,646	114,317
Rent and Lease Expense	31,864	227,068
Salaries/Commissions/Fees	262,404	1,598,050
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	72,194	356,801
Utilities
Other (attach schedule)	432,474	1,622,607
Total Operating Expenses Before Depreciation	381,346	(48,819)
Depreciation/Depletion/Amortization	639,536	5,167,907
Net Profit (Loss) Before Reorganization Items	(1,020,882)	(5,119,088)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(16,746)	(121,455)
Interest Expense	4,673,364	20,659,054
Other Expense (attach schedule)	48,543	1,599,208
Net Profit (Loss) Before Reorganization Items	(5,726,043)	(27,255,895)
REORGANIZATION ITEMS
Professional Fees	3,088,365	7,933,114
U.S. Trustee Quarterly Fees	13,000	14,950
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	25,879	26,599
Total Reorganization Expenses	3,127,244	7,974,663
Income Taxes		4,621,440
Net Profit (Loss)	$(8,853,287)	$(39,851,998)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	48,543	773,344

Other Operational Expenses

Other Income
ATM Revenues	16,555	114,620
Other Miscellanceous	191	6,835

Other Operating Expenses
Memberships & Subscriptions	4,384	23,307
Audit		(182,321)
Tax Fees	111,845	355,754
Legal Expenses	20,236	281,599
Consulting Fees	21,693	134,988
Shareholder Info	4,153	73,722
Trademarks & Logos		8,282
Filing & Lobbying	33,704	111,660
MSI Intercompany Fees	85,905	350,226
Bank Service Charges	22,340	116,217
Recruiting		60,000
Foreign Exchange (Gain) / Loss	128,214	289,173
Other Reorganization Expenses
Ground Travel	1,021	1,741
Office Expense	18	18
Insurance Service Fees	24,840	24,840

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,302,644	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	544,693
Accounts Receivable (Net)	367,483	539,865
Notes Receivable
Inventories
Prepaid Expenses	3,054,424	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$6,269,244	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,438,266)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,550,660	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,035,619,611	1,023,855,318
TOTAL OTHER ASSETS	$1,035,619,611	$1,023,855,318
TOTAL ASSETS	$1,043,439,515	$1,031,075,906

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,360,581
Taxes Payable (refer to FORM MOR-4)
Wages Payable	51,470
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	28,408,683
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	15,824,858	6,269,666
TOTAL POSTPETITION LIABILITIES	$45,645,592	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	226,177,067	216,123,174
Priority Debt
Unsecured Debt	228,323,757	225,537,969
TOTAL PRE-PETITION LIABILITIES	454,500,824	441,661,143

TOTAL LIABILITIES	$500,146,416	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(39,851,998)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$543,293,099	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,043,439,515	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets

Other Assets
Investments in subsidiaries	525,437,326	523,543,107
Income Taxes Receivable	8,592,151	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,801,727	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	3,765,594	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(417,784)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,338,518	15,335,309
Intercompany Receivable from Magna Racino	542,759	484,635
Intercompany Receivable from Santa Anita Co. Inc.	71,845,959	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,989,849)	(7,106,529)
Intercompany Payable to Pacific Racing	(100,435)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	3,914,965	1,909,994
Intercompany Receivable from Gulfstream Park	99,828,356	105,212,712
Intercompany Receivable from GPRA Training Center	79,771,672	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	26,451,273	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(458,456)	(458,456)
Intercompany Receivable from MJC Laurel Park	35,552,893	34,313,644
Intercompany Receivable from MJC Pimlico	14,420,012	13,486,004
Intercompany Receivable from MJC Bowie	814,275	789,365
Intercompany Receivable from Remington Park	16,686,013	20,986,871
Intercompany Receivable from Thistledown	14,143,421	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,778,949	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,556,040	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,514,183	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,602	115,552
Intercompany Payable to MGE	(20,993,355)	(20,780,578)
Intercompany Receivable from MI Developments	510,320	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,290,675	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,466,025)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(25,897,802)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,098,024	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Audit Accrual	237,840	471,172
Tax Accrual	282,917	269,166
Group RSP	51,864	38,183
Due to Magna International Inc.	1,504,027	1,109,176
Interest Accrual on Convertible Debentures	11,667,708	3,855,417
Estimated IBNR	7,000	7,000
Severance Accrual	319,549	162,619
Legal Accrual	87,973	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	7,344	7,344
Consulting Fees	31,951	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	1,576,685	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should  be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	63,204		159,298	222,032	916,047	1,360,581
Wages Payable	51,470					51,470
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	28,408,683					28,408,683
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	15,824,858					15,824,858
Other:
Total Postpetition Debts	44,348,215		159,298	222,032	916,047	45,645,592

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: June 29 – August 2, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	466,318
+ Amounts billed during the period	70,737
- Amounts collected during the period	169,572
Total Accounts Receivable at the end of the reporting period	367,483

Accounts Receivable Aging
0 - 30 days old	70,737
31 - 60 days old	64,356
61 - 90 days old	59,316
91+ days old	173,074
Total Accounts Receivable	367.483
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	367,483

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X